PRELIMINARY COPY DECEMBER 7, 1998 - SUBJECT TO COMPLETION



                            SCHEDULE 14A INFORMATION
                 CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant {   }

Filed by a Party other than the Registration {x}

Check the appropriate box:

{ x }   Preliminary Consent Statement

{   }   Confidential, for Use  of  the  Commission  Only (as  Permitted  by Rule
        14a-6(e)(2))

{   }   Definitive Consent Statement

{   }   Definitive Additional Materials

{   }   Soliciting Material Pursuant to  ss. 240.14a-11(c) or ss. 240.14a-12


                                  DESIGNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            JEWELCOR MANAGEMENT, INC.
           (NAME OF PERSON(S) FILING CONSENT STATEMENT, IF OTHER THAN
                                   REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

{ x }  No Fee required.

{   }  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

   1)  Title of each class of securities to which transaction applies:

 ................................................................................

   2)  Aggregate number of securities to which transaction applies:

 ................................................................................

   3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................

   4)  Proposed maximum aggregate value of transaction:

 ................................................................................

     Total fee paid:

 ................................................................................

{  }   Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


  1)   Amount Previously Paid:

 ................................................................................

  2)   Form, Schedule or Registration Statement No.

 ................................................................................

  3)   Filing Party:

 ................................................................................

  4)   Date Filed:

 ................................................................................

                         PRELIMINARY COPY - DECEMBER 7, 1998
                         SUBJECT TO COMPLETION


                                CONSENT STATEMENT
                                       OF
                            JEWELCOR MANAGEMENT, INC.
                                       FOR
                                  DESIGNS, INC.

                  This Consent Solicitation Statement (the "Consent Statement") and the accompanying form of written consent are furnished by Jewelcor Management, Inc. ("JMI") in connection with its solicitation of written consents from the holders of common stock, $0.01 par value per share (the "Common Stock"), of Designs, Inc., a Delaware corporation (the "Company"), to take the following actions without a meeting of the Company's stockholders, as permitted by Delaware law:

        1. Remove (i) all current members of the Company's Board of Directors (the "Board of Directors") other than Stanley I. Berger and (ii) any other person or persons (other than the persons elected pursuant to this consent) elected or appointed to the Board of Directors prior to the effective time of this stockholder action in addition to or in lieu of any of such current members (including any persons elected or appointed in lieu of Stanley I. Berger) to fill any newly created directorship or vacancy on the Board of Directors or otherwise (the "Director Removal Proposal");

        2. Elect Jesse H. Choper, Seymour Holtzman, Peter R. McMullin, Deborah M. Rhem-Jackson and Steve R. Tomasi (collectively, the "JMI Nominees" or the "Nominees") as directors of the Company to serve until their respective successors are duly elected and qualified (the "Director Election Proposal");

        3.        Amend   Section  4.1  of  the  By-Laws  of  the  Company  (the
                  "By-Laws") to set the number of directors on the Board of Directors at six (the "Board Size Proposal");

        4. Amend Section 4.16 of the By-Laws to clarify that a stockholder seeking to nominate candidates for election to the Board of Directors pursuant to a stockholder action by written consent need not comply with the advance notification provisions of the By-Laws (the "Advance Notification Provisions") applicable to the nomination of candidates in connection with meetings of the stockholders (the "Advance Notification Clarification Proposal");

        5. Repeal any By-Laws adopted by the Board of Directors subsequent to December 11, 1995, the effective date of the Company's By-laws most recently filed by the Company with the Securities Exchange Commission (the "Commission"), and prior to the effectiveness of the Proposals (as defined below) other than the ByLaws adopted as contemplated by this Consent Statement (the "By-Law Proposal" and, collectively with the Director Removal Proposal, the Director Election Proposal, the Board Size Proposal and the Advance Notification Clarification Proposal, the "Proposals").

                  Stockholders of the Company are being asked to express their consent to the Proposals by MARKING, SIGNING and DATING the enclosed WHITE consent card and returning it to D.F. King & Co., Inc. in accordance with the instructions set forth below.

            JMI RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS

                  This Consent Statement and the enclosed WHITE consent card are first being furnished to the Company's stockholders on or about December __, 1998.

                          SUMMARY OF CONSENT PROCEDURE

                  The Proposals will become effective on the date when the written consents of holders of a majority of the shares of the Common Stock outstanding on the record date as determined in accordance with Delaware law (the "Record Date") are delivered to the Company, so long as each of such consents is delivered to the Company within 60 days of the earliest dated consent delivered to the Company. As applicable here, Section 213(b) of the Delaware General Corporation Law (the "DGCL") provides that the record date for a consent solicitation shall be as established by the board of directors of the corporation (i.e., the Company), which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board, or, if no record date is established, shall be the first date on which a signed written consent is delivered to the corporation. JMI delivered a signed written consent to the Company on December 7, 1998. Accordingly, JMI believes that the Record Date is December 7, 1998.

                  The Company reported that there were 15,864,000 shares of Common Stock outstanding at August 1, 1998. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each of the Proposals and are not entitled to cumulative voting. Accordingly, based on the number of shares reported by the Company as outstanding on August 1, 1998, written consents by holders representing 7,932,001 shares of Common Stock will be required to adopt and approve each of the Proposals. JMI intends to vote the 1,570,200 shares of Common Stock (representing approximately 9.9% of the shares of Common Stock reported by the Company as outstanding on August 1, 1998) it owns in favor of the Proposals. Accordingly, based on the number of shares reported by the Company as outstanding on August 1, 1998, written consents by holders representing an additional 6,361,801 shares of Common Stock, or approximately 44.5% of the shares not owned by JMI, will be required to adopt and approve each of the Proposals. Each abstention and broker non-vote with respect to any of the Proposals will have the same effect as voting against the adoption of such Proposal.

                  JMI RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. FAILURE TO SIGN AND RETURN YOURCONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

                  JMI has retained D.F. King & Co., Inc. ("DF King") to assist in the solicitation of consents. If your shares are held in your name, please mark, sign, date and mail the enclosed WHITE consent card to DF King in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for the WHITE consent card representing your shares to be marked, dated, signed and mailed. Only that institution can execute a WHITE consent card with respect to your shares held in the name of such institution and only upon receipt of specific instructions from you. JMI urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to JMI in care of DF King at the address set forth below so that JMI will be aware of all instructions given and can attempt to ensure that such instructions are followed.

                  If you have any questions about executing your consent or require assistance, please contact:

                              D.F. King & Co., Inc.
                           77 Water Street, 20th Floor
                               New York, NY 10005
                            Toll Free: (800) 431-9643
                 Banks and Brokers call collect: (212) 269-5550

                              INFORMATION ABOUT JMI

                  JMI is a Nevada corporation and a wholly-owned subsidiary of Jewelcor, Inc., a Pennsylvania corporation ("JI"), which in turn is a wholly-owned subsidiary of S.H. Holdings, Inc. ("SH"). Seymour Holtzman and Evelyn Holtzman, husband and wife, own, as tenants by the entirety, a controlling interest of SH. The principal business of JMI is investment and management services. The principal business of JI is the rental of commercial real estate. SH is a holding company. Mr. Holtzman is the President and Chairman of the Board of Directors of each of JMI, JI and SH. As of the date of this Consent Statement, JMI owns an aggregate of 1,570,200 shares of Common Stock representing approximately 9.9% of the shares of the Company's Common Stock outstanding on August 1, 1998, as reported by the Company for the Quarter ended August 1, 1998 on Form 10-Q filed by the Company with the Securities and Exchange Commission (the "Commission"). The business address and the address of the principal executive offices of JMI is 100 North Wilkes-Barre Blvd., Wilkes-Barre, Pennsylvania 18702.

                  Additional information about JMI and its Nominees is set forth under the heading "Certain Other Information Regarding JMI and the JMI Nominees" and in Annex A attached to this Consent Statement.

                     BACKGROUND OF THE CONSENT SOLICITATION

                  Beginning in October 1998, JMI began to acquire shares of the Company's Common Stock because JMI believed that the then current trading prices of the Common Stock did not adequately reflect the value of the underlying business and assets of the Company.

                  On November 27, 1998 JMI, JI, SH and Seymour and Evelyn Holtzman (the "Reporting Persons") filed with the Commission a Statement on
Schedule 13D (the "Schedule 13D") disclosing that JMI had acquired in excess of 5% of the outstanding shares of the Company's Common Stock.

                  On December 1, 1998 the Reporting Persons filed an amendment to the Schedule 13D disclosing that JMI had acquired an additional 528,500 shares of the Company's Common Stock, bringing JMI's ownership to approximately 9.9% of the Common Stock last reported by the Company as outstanding.

                  The total amount of funds required to purchase the shares of Common Stock acquired by JMI since October 26, 1998 was $976,978.50, all of which was obtained through credit made available to JMI under standard margin agreements with a registered broker dealer entered into in the ordinary course of business.

                  On December 7, 1998, JMI delivered a copy of this Consent Statement and the JMI written consent in favor of the Proposals to the Company. JMI also delivered a demand for the Company to provide, among other things, a list of stockholders of the Company to assist JMI in delivering this Consent Statement to the Company's stockholders and in communicating with such stockholders.

                  JMI believes that the Company's existing business plan and strategy, which has been formulated and implemented under the direction of the current Board of Directors and management, has demonstrably failed to enhance stockholder value and the Company's business prospects. Examples of the results of this failure can be seen from information reported by the Company:

* The Company reported an operating loss of approximately $46.1 million for the fiscal year ended January 31, 1998 (reported in the Company's Form 10-K for such fiscal year).

* The Company reported an operating loss of approximately $5.0 million for the quarter ended May 2, 1998 (reported in the Company's Form 10-Q for such quarter).

* The Company reported an operating loss of approximately $5.1 million for the quarter ended August 1, 1998 (reported in the Company's Form 10-Q for such quarter).

 *       The Company reported   an operating loss of approximately $15.2 million
         for the quarter ended October 31, 1998 (reported in the Company's November 16, 1998 press release).

                  The closing price for the Company's Common Stock on December 31, 1994, the month in which Mr. Reichman became Chief Executive Officer was $7.00. The closing price for the Company's Common Stock on November 25, 1998, the business day preceding the filing by JMI of its initial Schedule 13D, was $.69 -- a decline of $6.31 or approximately 90%.

                  Based upon JMI's review of the Company's business and financial results, JMI firmly believes that the execution of the strategic business plan of the Company as designed and implemented by the existing Board of Directors and management has been a complete failure for the Company and its stockholders.

                  If the JMI Nominees are elected as directors of the Company, they will immediately undertake a review of the Company's business plan and management to determine a plan to enhance stockholder value. Based upon JMI's review of the Company's existing business strategy as reported by the Company, it believes that the Company should decisively return to a business strategy focused principally on marketing Levi's(R) and Dockers(R) brand name merchandise through factory outlet stores. JMI believes that the Company should shift away from, and exit, the business associated with the Boston Trading Co.(R) vertically integrated private label concept and the Buffalo Jeans product, and, subject to existing commitments, close unprofitable stores.

                  As part of its overall review and shift toward the core business of selling Levi's(R) and Dockers(R) branded merchandise at factory outlet stores, the JMI Nominees will examine the existing management structure and personnel and seek to make necessary management changes where appropriate. The JMI Nominees would also seek to substantially reduce administrative and other overhead expenses to become a true low cost retail operator with a goal of creating a sustainable competitive advantage. The JMI Nominees would also consider all other options to enhance stockholder value, including, but not limited to, a sale or merger of the Company or stock buy back programs.

                  As part of this Consent Solicitation, JMI is not seeking to remove the current chairman, Stanley I. Berger. Mr. Holtzman, the Chairman of the Board and President of JMI, has personally known Mr. Berger for many years. Mr. Berger had served as the Chief Executive Officer of the Company when the Company was financially healthy and since that time, while under the management of a different Chief Executive Officer, the financial condition of the Company had deteriorated. JMI believes that it would be in the best interests of the stockholders for Mr. Berger to remain as a director of the Company and, therefore, has not proposed that he be removed as a director. However, there can be no assurance that Mr. Berger will continue to serve as a director if the JMI Nominees are elected. If Mr. Berger declines to serve as a director if the Nominees are elected or were to resign prior to the effectiveness of this consent solicitation, the JMI Nominees currently intend to fill the vacancy on the Board created by his resignation.

                                  THE PROPOSALS

                  JMI is seeking written consents from the holders of shares of Common Stock to elect the Nominees and adopt the other Proposals and to take the following actions without a stockholders meeting, as permitted by the DGCL.

                  The effectiveness of each of the Proposals is subject to, and conditioned upon, the adoption of each of the other Proposals by the holders of record, as of the close of business on the Record Date, of a majority of the shares of the Company's Common Stock then outstanding. However, if Proposal 5 is not so adopted, JMI reserves the right to waive this condition, but only with respect to Proposal 5.

                  1.     Board Removal Proposal
                         ----------------------

                  This proposal would remove each of the current members of the Company's Board of Directors other than the Remaining Director and the persons elected pursuant to this consent. The text of the resolution is as follows:

                  "RESOLVED, that (i) each current member of the Board of Directors of the Company, other than Stanley I. Berger (the "Remaining Director") and (ii) any other person or persons (other than the persons elected pursuant to this consent) elected or appointed to the Board of Directors of the Company, prior to the effective time of this resolution in addition to or in lieu of any of such current members (including any persons elected or appointed in lieu of the Remaining Director) to fill any newly created directorship or vacancy on the Board of Directors of the Company, or otherwise, is hereby removed and the office of each such member of the Board of Directors is hereby declared vacant."

                  Delaware law provides, as relevant here, that directors of the Company may be removed, with or without cause, by the holders of a majority of the shares of Common Stock then entitled to vote at an election of the directors. This Proposal would remove all of the current directors (other than the Remaining Director) so that the Nominees, if elected, along with the Remaining Director, would constitute the entire Board of Directors.

                  2.     Director Election Proposal
                         --------------------------

                  This proposal would elect the five persons listed below as directors of the Company. The text of the resolution is as follows:

                  "RESOLVED, that the following persons are hereby elected as directors of the Company to serve until their respective successors are duly elected and qualified:

                  Jesse H. Choper, Seymour Holtzman, Peter R. McMullin,  Deborah
                  M. Rhem-Jackson and Steve R. Tomasi."

                  JMI seeks to replace the current Board of Directors other than the Remaining Director with its own Nominees. If elected, the Nominees would be responsible for managing the business and affairs of the Company. The Nominees understand that, as directors of the Company, each of them has an obligation under Delaware law to the scrupulous observance of his or her duty of care and duty of loyalty to the Company and its stockholders.

                  JMI proposes that the JMI Nominees named above, once elected, serve until the next annual meeting of the stockholders and until their successors have been duly elected and qualified. Each of the JMI Nominees has consented to serve as a director of the Company if elected. See the next Section for more information about the JMI Nominees.

                  3.     Board Size Proposal
                         -------------------

                  This proposal would amend Section 4.1 of the By-Laws to set the number of directors on the Board of Directors at six. The text of the amending resolution to the By-Laws, which should be carefully reviewed, is set forth below.

                  "RESOLVED, that the stockholders hereby amend the first sentence of Section 4.1 of the By-Laws to read as follows:

                  'The Board of Directors shall consist of six members.'"

                  The Company By-Laws currently provide that the Board of Directors shall consist of one or more members, with the number to be determined from time to time by the Board of Directors. The Board Size Proposal would set the number of directors on the Board of Directors at six, so that, if the Director Election Proposal is approved, the Nominees together with the Remaining Director would constitute the entire Board of Directors.

                  4.     Advance Notification Clarification Proposal
                         -------------------------------------------

                  This proposal would amend Section 4.16 of the By-Laws to clarify that a stockholder seeking to nominate persons for election to the Board of Directors by stockholder action by written consent need not comply with the Advance Notification Provisions. The text of the resolution amending the By-Laws, which should be carefully reviewed, is set forth below.

                  "RESOLVED, that the stockholders hereby amend Section 4.16 of the By-Laws by adding the following sentence after the last sentence thereof:

                  'Notwithstanding anything contained in this Section 4.16 or any other provision of these By-Laws, any stockholder seeking to nominate candidates for election to the Board of Directors of the Corporation pursuant to stockholder action by written consent need not comply with any advance notification provisions contained in these By-Laws, including, without limitation, this Section 4.16.'"

                  Section 3.13 of the By-Laws provides that any action which may be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if proper written consent is made to the action as described therein. Section 4.16 of the By-Laws currently provides, among other things, that : "No person shall be elected by the stockholders as directors of the Corporation unless nominated in accordance with the procedures set forth in this Section 4.16." The procedures set forth in Section 4.16 purport to require certain information to be provided to the Company within certain specified time frames in order for a nomination to the Board of Directors to be made other than those made by, or at the direction of, the Board of Directors. These procedures appear to apply only to nominations for election to the Board of Directors at annual and special meetings of stockholders. Nevertheless, the Advance Notification Clarification Amendment is being proposed in order to clarify that the requirements of Section 4.16 of the By-Laws are inapplicable to the election of directors pursuant to action by written consent of stockholders.

                  5.     By-Law Proposal
                         ---------------

                  This proposal would repeal each provision of any amendment to the By-Laws adopted subsequent to December 11, 1995, the effective date of the Company's By-Laws filed most recently with the Company's filings with the Commission, and prior to the effectiveness of the Proposals other than the By-Laws adopted as contemplated by this Consent Statement. This proposal is designed to prevent the Board of Directors from taking actions to amend the By-Laws to prevent the stockholders from accomplishing the objectives described in this Consent Statement. The text of the resolution is set forth below.

                  "RESOLVED, that all By-Laws adopted subsequent to December 11, 1995 and prior to the effectiveness of this resolution (other than those specifically adopted pursuant to the consent solicitation undertaken by Jewelcor Management, Inc.) shall be null and void and of no force and effect."

                  Section 109 of the DGCL provides that ". . . the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote...; provided, however, any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. . . The fact that such power has been so conferred upon the directors. . .shall not divest the stockholders . . . of the power, nor limit their power to adopt, amend, or repeal bylaws." JMI believes that such an unequivocal statement makes it clear that the stockholders of the Company have the power under Delaware law to repeal By-Laws as provided by the By- Law Proposal, whether or not the By-Laws so amended or repealed are known to the stockholders. To the knowledge of JMI, the Delaware courts have not addressed the validity of a proposal in the form of the By-Law Proposal.

                  If the Board of Directors of the Company adopts any material amendments to the By-Laws which are relevant to the Proposals prior to the effectiveness of the Proposals, JMI may forward additional solicitation materials to the Company's stockholders regarding such actions.

          CERTAIN OTHER INFORMATION REGARDING JMI AND THE JMI NOMINEES

                  Set forth below are the name, age, business address, present principal occupation and employment history of each of the JMI Nominees for at least the past five years. This information has been furnished to JMI by the respective Nominees. Each of the Nominees has consented to serve as a director of the Company. Each of the Nominees is at least 18 years of age. None of the entities referenced below is a parent or subsidiary of the Company.

   Name, Age and
 Business Address                  Principal Occupation and Five Year History
 ----------------                  ------------------------------------------

Jesse H. Choper, 63       Mr.  Choper  has  been the Earl  Warren  Professor  of
University of California  Public Law at the University of California at Berkeley
at Berkeley               School of Law since  1965.  Professor  Choper  was the
School of Law             Dean of the Law School from 1982 to 1992.  In 1996, he
Berkeley, CA 94720        was a visiting  Professor at  Universitad  Autonoma in
                          Barcelona, Spain. From 1960 to 1961, Professor Choper was a law clerk for Chief Justice Earl Warren.

Seymour Holtzman, 63 Mr. Holtzman is the founder and Chief Executive 100 North Wilkes Barre Officer of Jewelcor Management, Inc. and has managed
Blvd.                     public  companies for over 25 years.  Since 1990,  Mr.
Wilkes-Barre, PA 18702    Holtzman  has served as Chairman  and Chief  Executive
                          Officer of each of Jewelcor  Management &  Consulting,
                          Inc.,  located  in  Wilkes-Barre,  Pennsylvania;  C.D.
                          Peacock, Inc., a Chicago, Illinois retail jewelry establishment; Central European Capital Investors,
                          Inc.,  an  investment  company  operating  in  eastern
                          Europe; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois.

Peter R. McMullin, 55 Mr. McMullin is the co-founder of Southeast Research 2101 Corporate Boulevard Partners, Inc. ("Southeast") and has been an Executive
Suite 402                 Vice  President  and a managing  director of Southeast
Boca Raton, FL 33431      since its  inception  in June 1990.  Since  1997,  Mr.
                          McMullin has been the Executive Vice President,  Chief
                          Investment Officer and a director of Research Partners
                          International, a company that provides institutional research, investment banking, securities brokerage and trading services through its principal subsidiaries.

Deborah M. Rhem-          Mrs.  Rhem-Jackson has, in the last five years, been a
Jackson, 41               part-time  accounting professor at SUNY College at Old
190 Delhi Road            Westbury and Monroe College in New Rochelle, New York.
Scarsdale, NY 10583       Prior to her  years  in  academia,  Mrs.  Rhem-Jackson
                          spent  seven   years  at  Chemical   Bank  in  various
                          capacities,  having  most  recently  served  as a Vice
                          President  and  Curriculum  Manager from 1988 to 1990.
                          She has previously  worked as a financial  analyst for
                          W.R.  Grace & Company  and as a staff  accountant  for
                          Price  Waterhouse.   Mrs.   Rhem-Jackson   received  a
                          Bachelor of Science from Syracuse University School of
                          Management and a Master of Business Administration from Columbia University. Mrs. Rhem-Jackson is a
                          Certified Public Accountant.

Steve R. Tomasi, 32       Mr. Tomasi is a Certified  Public  Accountant and is a
433 Plaza Road            full-time  portfolio  management  consultant  for JMI.
Suite 365                 From March 1996 to November 1998, Mr. Tomasi served as
Boca Raton, FL 33932      the  Director  of Bank  and  Thrift  Research  for SNL
                          Securities,  LC. He was an Assistant Vice President of
                          Balance  Sheet  Management  at Crestar  Bank from June
                          1993 to March 1996. Mr. Tomasi has served as an in-charge auditor for Price Waterhouse from 1988 to 1990.



                  Except as set forth in this Consent Statement or in the Annexes hereto, to the best knowledge of JMI, none of the Nominees is employed by JMI or Seymour Holtzman. All of the Nominees are citizens of the United States. Mr. McMullin is also a citizen of Canada.

                  Except as set forth in this Consent Statement or in the Annexes hereto, to the best knowledge of JMI, none of JMI, any of the persons participating in this solicitation on behalf of JMI, the JMI Nominees and, with respect to items (i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the foregoing persons (i) owns beneficially, directly or indirectly any securities of the Company, (ii) owns beneficially, directly or indirectly any securities of any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of the Company,
(vii) since the beginning of the Company's last fiscal year has been indebted to the Company or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Consent Statement or in the Annexes hereto, to the best knowledge of JMI, none of JMI, any of the persons participating in this solicitation on behalf of JMI, the JMI Nominees and any associates of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000, since the beginning of the Company's last fiscal year.

                  Except as set forth in this Consent Statement or in the Annexes hereto, to the best knowledge of JMI, none of the Nominees, since the beginning of the Company's last fiscal year, has been affiliated with (i) any entity that made or received, or during the Company's current fiscal year proposes to make or receive, payments to or from the Company or its subsidiaries for property or services in excess of five percent of either the Company's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which the Company or its subsidiaries was indebted at the end of the Company's last full fiscal year in an aggregate amount exceeding five percent of the Company's total consolidated assets at the end of such year. None of the Nominees is or during the Company's last fiscal year has been affiliated with any law or investment banking firm that has performed or proposes to perform services for the Company.

                  To the best knowledge of JMI, none of the corporations or organizations in which the JMI Nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and the Nominees do not hold any position or office with the Company or have any family relationship with any executive officer or director of the Company or have been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

                  JMI has agreed to indemnify each of the Nominees against certain liabilities, including liabilities under the federal securities laws, in connection with this consent solicitation and such person's involvement in the operation of the Company and to reimburse such Nominee for his or her out-of-pocket expenses.

                        CERTAIN EFFECTS OF THE PROPOSALS

                  Set forth below is a description of certain provisions of certain agreements to which the Company is a party which may be implicated as a result of the adoption of certain of the Proposals. This description is qualified in its entirety by reference to such agreements which have been filed by the Company with the Commission. Other documents or arrangements applicable to the Company not available to or not reviewed by JMI may affect the matters described below or may be affected by the matters contemplated by the Consent Statement.

                   The Director Removal Proposal and the Director Election Proposal, if adopted, may trigger "change of control" provisions in certain agreements to which the Company is a party.

Credit Agreement
----------------

                  On June 4, 1998 the Company entered into a $50 million credit agreement (the "Credit Agreement") with BankBoston Retail Finance, Inc.
("BankBoston"). The Credit Agreement provides that the removal and replacement of a majority of the Board of Directors as contemplated by the Director Removal Proposal would constitute an "event of default." Upon the occurrence of an "event of default" any and all "Liabilities" shall either (i) become due and payable without any further act on the part of BankBoston or any other lender or
(ii) become immediately due and payable, at the option of BankBoston without notice or demand. Liabilities include, among other things, the obligation to pay any loan or advance and any interest thereon. JMI expects to seek to either (i) assist the Company in making alternative financing arrangements to replace the Credit Agreement or (ii) have the Company seek from BankBoston confirmation that no "change of control" has occurred or waive the effects of any such "change of control." There can be no assurance that either of the foregoing can be implemented or agreed, or if implemented or agreed, the terms on which such implementation or agreement may be reached.

Employment Agreements
---------------------

                  The Company has entered into employment agreements (each an "Employment Agreement and collectively, the "Employment Agreements") with each of Joel N. Reichman, the President and Chief Executive Officer, Scott N. Semel, Senior Vice President, General Counsel and Secretary, and Carolyn Faulkner, Vice President and Chief Financial Officer (each an "Executive" and collectively, the "Executives"). The Employment Agreements provide that removal and replacement of a majority of the Board of Directors as contemplated by the Director Removal Proposal and the Director Election Proposal would constitute a "change of control."

                  If, among other things, any of the Executives is terminated without justifiable cause or if the Company shall fail to renew such Executive's Employment Agreement within two years of a "change of control," the Company shall upon such termination, immediately pay such Executive, the greater of (i) two times the then annual salary of such Executive or (ii) 1/12 of such Executive's then annual salary multiplied by the number of months remaining in the term the "Severance Period"). In addition, the Company shall continue to allow such Executive to participate, at the Company's expense, in the Company's health insurance and disability insurance programs, to the extent permitted under such programs, during the Severance Period and shall pay such Executive additional compensation to enable such Executive to pay any tax that may be imposed by Section 280G of the Internal Revenue Code of 1986, as amended. Based on publicly available filings, the current annual salaries of each of Mr. Reichman, Mr. Semel and Ms. Faulkner are $375,000, $290,000 and $210,000, respectively.

Stock Options
-------------

                  Pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "1992 Stock Incentive Plan"), incentive and non-incentive stock options, unrestricted and restricted stock awards and performance share awards may be granted to full or part time officers and other selected employees of the Company and its subsidiaries. In addition, the 1992 Stock Incentive Plan provides that each non-employee director of the Company that is elected by the stockholders initially will be granted, upon such election, a stock option to purchase, up to 10,000 shares of the Company's Common Stock at the then fair market value of the Common Stock. The 1992 Stock Incentive Plan also provides that each non-employee director of the Company that is re-elected to the Board is granted, upon such re-election, a stock option to purchase up to 3,000 shares of Common Stock at the then fair market value of the Common Stock.

                  Each stock option granted under the 1992 Stock Incentive Plan will automatically become fully exercisable upon a "change of control." For purposes of the 1992 Stock Incentive Plan, the Director Removal Provision would constitute a "change of control." In addition, upon a "change of control" all restrictions on restricted stock are automatically deemed waived and the recipients of such restricted stock awards shall become entitled to receipt of the stock subject to such awards.

                  The following, which is based on the Company's proxy statements for the annual meetings of stockholders for each of 1996, 1997 and 1998 and qualified in its entirety by reference thereto, sets forth the number of options and the exercise price of such options for the Executives listed above for each of 1995, 1996 and 1997.



               NAME                       1995 GRANT                     1996 GRANT                      1997 GRANT
               ----                       ----------                     ----------                      ----------

Joel H. Reichman                       50,000 at $10.50               40,000 at $6.875                270,000 at $12.00
Scott N. Semel                         50,000 at $10.50               40,000 at $6.875                150,000 at $12.00
Carolyn R. Faulkner                          ----                     20,000 at $6.125                 80,000 at $12.00



                              THE CONSENT PROCEDURE

                  Section 228 of the DGCL states that, unless otherwise provided in a corporation's certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. In the case of this consent solicitation, written, unrevoked consents of the holders of a majority of the outstanding shares of Common Stock as of the Record Date must be delivered to the Company as described above to effect the actions as to which consents are being solicited hereunder. Section 228 of the DGCL further provides that no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by Section 228, written consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner required by Section 228.

IT IS CURRENTLY THE INTENTION OF JMI TO CEASE THE SOLICITATION OF CONSENTS ONCE IT HAS DETERMINED THAT VALID AND UNREVOKED CONSENTS REPRESENTING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AS OF THE RECORD DATE HAVE BEEN OBTAINED AND TO DELIVER SUCH CONSENTS TO THE COMPANY IN THE MANNER REQUIRED BY SECTION 228 OF THE DGCL AS SOON AS PRACTICABLE THEREAFTER. WHEN CONSENTS FOR A MAJORITY OF THE COMMON STOCK HAVE BEEN OBTAINED AND DELIVERED TO THE COMPANY, A STOCKHOLDER WILL BE UNABLE TO REVOKE HIS OR HER CONSENT.

                  If the actions described herein are taken, the Company will promptly notify the stockholders who have not consented to the actions taken as required by the DGCL.

                  Consents may only be executed by stockholders of record at the close of business on the Record Date. As of August 1, 1998, the Company reported that it had outstanding 15,864,000 shares of Common Stock. Based on its review of publicly available information, JMI is not aware of any change since August 1, 1998 in the number of outstanding shares of Common Stock. Based upon these numbers, the number of votes necessary to effect the Proposals is 7,932,001 shares.

                  Since JMI must receive consents from a majority of the Company's outstanding shares in order for the Proposals to be adopted, a broker non-vote or direction to withhold authority to vote on the WHITE consent card will have the same effect as a "no" vote with respect to JMI's solicitation.

Consent Card Special Instructions
---------------------------------

                  If you were a record holder as of the close of business on the Record Date, you may elect to consent to, withhold consent or abstain with respect to each Proposal by marking the "CONSENT," "WITHHOLD CONSENT" or "ABSTAIN" box, as applicable, underneath EACH such PROPOSAL on the accompanying

WHITE consent card and signing, dating and returning it promptly in the enclosed postage-paid envelope.

                  The accompanying WHITE consent card will be voted in accordance with the stockholder's instruction on such WHITE consent card. As to the Proposals set forth herein, stockholders may consent to an individual Proposal or may withhold their consent by marking the proper box in the WHITE consent card. If the enclosed WHITE consent card is signed and returned and no direction is given, it will be voted in favor of all of the Proposals and if the White consent card is signed and returned and not dated, it will be dated on or about the date it is received.

IF THE STOCKHOLDER WHO HAS EXECUTED AND RETURNED THE CONSENT CARD HAS FAILED TO CHECK A BOX MARKED "CONSENT," "WITHHOLD CONSENT," OR "ABSTAIN" FOR ANY OR ALL OF THE PROPOSALS, SUCH STOCKHOLDER CONSENT CARD WILL BE VOTED IN FAVOR OF SUCH PROPOSAL OR PROPOSALS.

JMI RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSALS.

                  If your shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for the WHITE consent card representing your shares to be marked, dated, signed and mailed. Only that institution can execute a WHITE consent card with respect to your shares held in the name of the institution and only upon receipt of specific instructions from you. JMI urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to JMI in care of DF King at the address set forth on page __ of this Consent Statement so that JMI will be aware of all instructions given and can attempt to ensure that such instructions are followed.

BROKER NON-VOTES, ABSTENTIONS OR FAILURE TO RETURN A SIGNED CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSALS. JMI URGES EACH STOCKHOLDER TO ENSURE THAT THE RECORD HOLDER OF HIS OR HER SHARES MARKS, SIGNS, DATES AND RETURNS THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                CERTAIN OTHER INFORMATION REGARDING THE COMPANY;
                              STOCKHOLDER PROPOSALS

                  Stockholders are referred to the Company's Proxy Statement for the Annual Meeting of Stockholders held on June 9, 1998 (the "1998 Proxy Statement") with respect to the compensation and remuneration paid and payable and other information related to the Company's officers and directors and to the beneficial ownership of the Company's securities. Certain information regarding beneficial ownership of the Common Stock, as reported by the Company in such proxy statement, is set forth in Annex C attached hereto. The 1998 Proxy Statement stated that the deadline for stockholders to submit proposals for inclusion in the Company's proxy statement for next year's Annual Meeting of Stockholders is January 6, 1999.

                                APPRAISAL RIGHTS

                  Stockholders of the Company are not entitled to appraisal rights in connection with the adoption of the Proposals.

                VOTING; REVOCATION; COSTS OF CONSENT SOLICITATION

                  Written consents may be solicited by mail, advertisement, telephone, facsimile or in person. Solicitations may be made by officers of JMI; however, no person will receive additional compensation for such solicitation other than DF King. If your shares are registered in your own name, you may mail or fax your consent to JMI in care of DF King at the address listed below.

                  If your shares are held in "street name" (held by your brokerage firm or bank), immediately instruct your broker or bank representative
                                     -------- ---- ------ -- ---- --------------
to sign the WHITE consent card and mail it to JMI in care of DF King, who will promptly deliver it. Please be certain to include the name of your brokerage firm or bank. If you have additional questions, please call:

                              D.F. KING & CO., INC.
                           77 Water Street, 20th Floor
                               New York, NY 10005
                         Call Toll-Free: (800) 431-9643
                 Banks and Brokers call collect: (212) 269-5550

                  A consent executed by a stockholder may be revoked at any time before its exercise by submitting (i) a written, dated revocation of such consent or (ii) a later dated consent covering the same shares. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective and must be executed and delivered prior to the time that the action authorized by the executed consent is taken. The revocation may be delivered to Jewelcor Management, Inc., c/o D.F. King & Co., Inc., 77 Water Street, 20th Floor, New York, NY 10005, Attn.: Thomas Long. Although a revocation or later dated consent delivered only to the Company will be effective to revoke a previously executed consent, JMI requests that if a revocation or later dated consent is delivered to the Company, a photocopy of the revocation or later dated consent also be delivered to JMI in care of DF King, at the address set forth above, so that JMI will be aware of such revocation.

                  JMI has retained DF King to act as an advisor in connection with this consent solicitation. Approximately 25 employees of DF King will engage in the solicitation. JMI has agreed to pay DF King a fee of up to $30,000 plus reasonable out-of-pocket expenses. In connection with its retention by JMI, DF King agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual stockholders. JMI has agreed to indemnify DF King against certain liabilities and expenses, including liabilities and expenses under the federal securities laws.

                  The purpose of the Proposals being made by JMI in this Consent Statement is to advance the interests of all of the Company's stockholders. Therefore, JMI believes that its expenses in connection with the consent solicitation should be reimbursed by the Company. The cost of the solicitation of consents to the Proposals will be initially borne by JMI. JMI intends to seek reimbursement of its expenses from the Company if the JMI Nominees are elected to the Board of Directors. This request will not be submitted to a stockholder vote. Costs related to the solicitation of consents to the Proposals include expenditures for attorneys, consent solicitors, printing, postage, and filing fees and are expected to aggregate approximately $________. The actual costs and expenses could be materially different than the estimate set for above, and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this Consent Statement.

YOUR CONSENT IS IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE CONSENT TO THE REMOVAL OF THE CURRENT BOARD OF DIRECTORS (OTHER THAN THE REMAINING DIRECTOR), THE AMENDMENT OF THE BYLAWS TO SET THE NUMBER OF DIRECTORS AND TO CLARIFY THAT THE ADVANCE NOTIFICATION PROVISIONS DO NOT APPLY, THE ELECTION OF THE JMI NOMINEES AND THE REPEAL OF ANY BYLAWS ADOPTED SINCE DECEMBER 11, 1995 (OTHER THAN THE BY-LAWS ADOPTED BY THIS CONSENT) BY MARKING, SIGNING, DATING AND MAILING THE ENCLOSED WHITE CONSENT CARD PROMPTLY. ONLY YOUR LATEST DATED CONSENT COUNTS.

                                             JEWELCOR MANAGEMENT, INC.



December ___, 1998

                                                                         ANNEX A

                      INFORMATION CONCERNING THE DIRECTORS
               AND EXECUTIVE OFFICERS OF JMI WHO ARE NOT NOMINEES

            The following table sets forth the name and the present principal occupation or employment, of each employee of JMI who is not a Nominee and who may assist in soliciting consents. Information regarding Nominees is set forth in 'THE PROPOSALS' in this Consent Statement. Each person listed below is employed by JMI and the principal business address of each person listed below is 100 North Wilkes-Barre Boulevard, Wilkes-Barre, PA 18702.


Name and Principal
 Business Address               Present Principal Occupation or Employment
 ----------------               ------------------------------------------
James R. Verano                 Vice President - Finance

Richard L. Huffsmith            Vice President - General Counsel

                                                                         ANNEX B

                 JMI TRANSACTIONS IN DESIGNS, INC. COMMON STOCK

                  The following table sets forth information with respect to all purchases of Common Stock of the Company by JMI during the past two years. Except as set forth below, to the knowledge of JMI, no participant in this solicitation or JMI Nominee has purchased or sold securities of the Company within the past two years.


     Trade Date            Number of Shares Purchased         Total Costs
     ----------            --------------------------         -----------
     10/26/98                        50,000                    $36,765.00
     11/9/98                        225,000                   $164,265.00
     11/10/98                       166,700                   $105,036.00
     11/17/98                       600,000                   $330,015.00
     11/30/98                       528,500                   $340,897.50


                  Please see the section titled "INFORMATION ABOUT JMI' in this Consent Statement for information regarding the relationship between JMI, Mr. Seymour Holtzman and certain other persons.

                                                                         ANNEX C
                        SHARE OWNERSHIP OF DESIGNS, INC.
                       AS REPORTED IN THE PROXY STATEMENT
                            FOR THE ANNUAL MEETING OF
                          STOCKHOLDERS OF DESIGNS, INC.
                              HELD ON JUNE 9, 1998


                  The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by (a) all persons who were reported to be beneficial owners of five percent or more of the Company's Common Stock, (b) directors and certain executive officers of the Company and (c) all directors and executive officers as a group as of April 13, 1998, as reported in the 1998 Proxy Statement.

                  This information is qualified in its entirety by reference to the 1998 Proxy Statement. JMI makes no representations as to the accuracy of such information. Moreover, because changes in beneficial ownership may have occurred since the effective dates of the filings cited below, such information, even if accurate as of the time of filing, may no longer be valid.



           NAME AND ADDRESS/TITLE                        NUMBER OF SHARES
             OF BENEFICIAL OWNER                        BENEFICIALLY OWNED                           PERCENTAGE OF CLASS (1)
             -------------------                        ------------------                           -----------------------

Heartland Advisors, Inc                                    2,633,500(2)                                       16.7%
790 North Milwaukee Street Milwaukee,
Wisconsin 53202

Franklin Resources, Inc                                    1,550,000(3)                                        9.8%
777 Mariners Island Boulevard
San Mateo, California 94403

Grace & White, Inc                                         1,206,250(4)                                        7.7%
515 Madison Avenue
New York, New York 10022

Dimensional Fund Advisors Inc                               910,300(5)                                         5.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Stanley I. Berger                                          1,190,620(6)                                        7.5%
   Chairman of the Board and Director

Joel H. Reichman                                            334,121(7)                                         2.1%
   President, Chief Executive Officer and
   Director

Scott N. Semel                                              262,203(8)                                         1.6%
   Executive Vice President, General
   Counsel and Secretary


                                                      C-1




   Carolyn R. Faulkner                                          33,466(9)                                          *
   Vice President, Chief Financial Officer
   and Treasurer

Mark S. Lisnow                                                -0-(10)                                           *
   Former Senior Vice President,
   Merchandising

James G. Groninger                                          43,118(11)                                          *
   Director

Melvin I. Shapiro                                           53,040(12)                                          *
   Director

Bernard M. Manuel                                           57,518(13)                                          *
   Director

Peter L. Thigpen                                            22,818(14)                                          *
   Director

   Directors, Executive Officers and a                     1,996,904(15)                                      12.0%
   former Executive Officer as a group (9
   persons)


___________________________________________________________________________________________________________________


*  Less than 1%

     (1) A total of 15,738,983 shares of Common Stock was outstanding as of April 13, 1998.

     (2) Heartland Advisors, Inc. ("HAI") informed the Company that, as of April 13, 1998, it was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table and that, as of such date, HAI had sole voting and dispositive power with respect to 2,420,600 of those shares and sole dispositive power, but no voting power, with respect to the remaining 212,900 shares. The Company previously received a report on Schedule 13G with a signature dated January 23, 1998 stating that HAI had sole voting power with respect to 2,505,200 shares and that HAI may be deemed to beneficially own, within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), 2,736,000 shares over which it had sole dispositive power. The report on Schedule 13G described the relationship among HAI and certain investment advisory accounts and a registered investment company but did not affirm the existence of a group. Nevertheless, the Company believes that HAI, such investment accounts and the investment company may be deemed to constitute a "group" as that term is used in Section 13(d)(3) of the Exchange Act, and that such group may be deemed to be the beneficial owner of the shares described in this footnote.

     (3) Franklin Resources, Inc. ("Franklin") informed the Company that, as of March 31, 1998, it was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table and that, as of such date, Franklin had sole voting and dispositive power with respect to all such shares. The Company previously received a report on
         Schedule 13G with a signature dated January 16, 1998 stating that Franklin, as parent holding company of Franklin Advisory Services, Inc.("FASI"), was reporting the beneficial ownership of FASI and its principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr., as result of FASI acting as an investment adviser to several investment companies and other managed accounts registered under the Investment Company Act. The report on Schedule 13G indicates that at December 31, 1997 FASI had sole voting power with respect to 1,494,000 shares and that FASI may be deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, 1,494,000 shares over which it had sole dispositive power. The report described the relationship among Franklin, FASI, Charles B. Johnson and Rupert H. Johnson, Jr., but it denied the existence of a group. Nevertheless, the Company believes that Franklin, FASI, Charles B. Johnson and Rupert H. Johnson, Jr., may be deemed to constitute a "group" as that term is used in Section 13
         (d) (3) of the Exchange Act, and that such group may be deemed to be the beneficial owner of the shares described in this footnote.

     (4) The Company received a report on Schedule 13G dated February 12, 1998 stating that Grace & White, Inc. ("Grace & White") was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table. The report on Schedule 13G indicates that at December 31, 1997 Grace & White had sole voting power with respect to 30,100 shares and that Grace & White may be deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, 1,206,250 shares over which it had sole dispositive power. The report indicated that the shares were acquired in the ordinary course of Grace & White's investment advisory business and not with the purpose of changing or influencing the control of the Company.

     (5) The Company received a report on Schedule 13G with a signature dated February 9, 1998 stating that Dimensional Fund Advisors Inc. ("DFAI") was reporting the beneficial ownership of DFAI and advisory clients of DFAI, including DFA Investment Dimensions Group Inc. ("DFA Fund") and The DFA Investment Trust Company ("DFA Trust"), each an open-end management investment company under the Investment Company Act of 1940, as amended. The report on Schedule 13G and the correspondence accompanying the report indicated that at December 31, 1997 DFAI had sole voting power with respect to 588,900 shares and that DFAI may be deemed to beneficially own, within the meaning of Rule 13d-3 of the Exchange Act, 910,300 shares over which it had sole dispositive power. The report described the relationship among DFAI, DFA Fund and DFA Trust but did not affirm the existence of a group. Nevertheless, the Company believes that DFAI, DFA Fund and DFA Trust may be deemed to constitute a "group" as that term is used in Section 13 (d) (3) of the Exchange Act, and that such group may be deemed to be the beneficial owner of the shares described in this footnote.

     (6) Includes 237,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998.

     (7) Includes 303,166 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998, as well as 280 shares owned by Mr. Reichman's wife and 427 shares owned by Mr. Reichman's children, as to which 707 shares Mr. Reichman disclaims beneficial ownership.

     (8) Includes 229,166 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998, as well as 450 shares owned by Mr. Semel's daughter, as to which he disclaims beneficial ownership.

     (9) Includes 32,466 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998.

    (10) Mr. Lisnow's employment with the company and his service as an officer of the company ended on February 13, 1998. The information in the table with respect to shares beneficially owned by Mr. Lisnow is based solely upon information available to the Company.

    (11) Includes 39,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998.

    (12) Includes 39,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998 and 450 shares owned by Mr. Shapiro's wife as to which he disclaims beneficial ownership.

    (13) Includes 39,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998.

    (14) Includes 18,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998.

    (15) Includes 938,798 shares issuable pursuant to outstanding stock options exercisable within 60 days of April 13, 1998. See also Notes 6 through 9 and 11 through 14 above for further details concerning such options.

                                                                      APPENDIX 1
PRELIMINARY COPY -
SUBJECT TO COMPLETION



                                  DESIGNS, INC.
              CONSENT OF STOCKHOLDERS TO ACTION WITHOUT A MEETING:
             THIS CONSENT IS SOLICITED BY JEWELCOR MANAGEMENT, INC.
                                     ("JMI")


         The undersigned, a stockholder of record of DESIGNS, INC. (the "Company"), hereby consents pursuant to Section 228 of the Delaware General Corporation Law, with respect to the number of shares of common stock, par value $0.01 per share, of the Company held by the undersigned, to each of the following actions without a prior notice and without a vote as more fully described in JMI's consent statement (the "Consent Statement"), receipt of which is hereby acknowledged.

JMI STRONGLY RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE FOLLOWING PROPOSALS:

1.                Director Removal  Proposal:  Remove (i) all current members of
                  --------------------------
                  the Company's Board of Directors (the "Board of Directors") other than Stanley I. Berger and (ii) any other person or persons (other than the persons elected pursuant to this Consent) elected or appointed to the Board of Directors prior to the effective time of this stockholder action in addition to or in lieu of any of such current members (including, any persons elected or appointed in lieu of Stanley I. Berger) to fill any newly created directorship or vacancy on the Board of Directors or otherwise, pursuant to the resolution set forth in the Consent Statement.

                  [ ] CONSENT     [ ]WITHHOLD CONSENT     [ ] ABSTAIN

                  If no box is marked with respect to the Director Removal Proposal, this Consent will be voted in favor of the removal of the directors of the Company as set forth above.

2.                Director  Election  Proposal:  Elect Jesse H. Choper,  Seymour
                  ----------------------------
                  Holtzman, Peter R. McMullin, Deborah M. Rhem-Jackson and Steve
                  R. Tomasi (collectively, the "Nominees") as directors of the Company to serve until their respective successors are duly elected and qualified, pursuant to the resolution set forth in the Consent Statement.

                  [ ] CONSENT     [ ] WITHHOLD CONSENT    [ ] ABSTAIN

                  To withhold consent to any proposed Nominee(s), specify the Nominee(s) in the following space:

                  --------------------------------------------------------------

                  If no box is marked above with respect to the Director Election Proposal, this Consent will be voted in favor of the election of all five Nominees, except that this Consent will not be voted in favor of the election of any Nominee whose name is written in the space provided.

3.                Board Size  Proposal:  Amend Section 4.1 of the By-Laws of the
                  --------------------
                  Company (the "By-Laws") to set the number of directors on the Board of Directors at six, pursuant to the resolution set forth in the Consent Statement.

                  [ ] CONSENT     [ ] WITHHOLD CONSENT       [ ] ABSTAIN

                  If no box is marked with respect to the Board Size Proposal, this Consent will be voted in favor of the amendment of the By-Laws as set forth above.

4.                Advanced Notification  Clarification  Proposal:  Amend Section
                  ----------------------------------------------
                  4.16 of the ByLaws to clarify that a stockholder seeking to nominate candidates for election to the Board of Directors pursuant to a stockholder action by written consent need not comply with the advance notification provisions of the By-Laws applicable to the nomination of candidates in connection with meetings of the stockholders, pursuant to the resolution set forth in the Consent Statement.

                  [ ] CONSENT     [ ] WITHHOLD CONSENT       [ ] ABSTAIN

                  If no box is marked with respect to Advance Notification Clarification Proposal, this Consent will be voted in favor of the amendment of the ByLaws as set forth above.

5.                By-Law  Proposal:  Repeal any By-Laws  adopted by the Board of
                  ----------------
                  Directors subsequent to December 11, 1995 (other than the By-Laws adopted by this Consent) and prior to the effectiveness of all of the foregoing Proposals, pursuant to the resolution set forth in the Consent Statement.

                  [ ] CONSENT     [ ] WITHHOLD CONSENT       [ ] ABSTAIN

                  If no box is marked with respect to the By-Law Proposal, this Consent will be voted in favor of the repeal of any By-Laws adopted since December 11, 1995 as set forth above.

                                                   PLEASE ACT PROMPTLY.
                  IMPORTANT:                       THIS CONSENT MUST BE SIGNED
                                                   AND DATED TO BE VALID.

        Dated:

        Signature:

        Signature
        (if held jointly):
        Title or Authority
        (if applicable):  _____________________________

              Please  sign  exactly  as  name  appears  hereon.  If  shares  are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. The consent card votes all shares in all capacities.



                 PLEASE MARK, SIGN AND DATE THIS CONSENT BEFORE MAILING THE
                        CONSENT IN THE ENCLOSED ENVELOPE.